UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 13, 2023

Name of Registrant, State of Incorporation, Address of Principal Executive Offices, Telephone Number, Commission File Number, IRS Employer Identification Number

ALLIANT ENERGY CORPORATION
(a Wisconsin Corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 1-9894
IRS Employer Identification Number - 39-1380265

INTERSTATE POWER & LIGHT COMPANY
(an Iowa corporation)
Alliant Energy Tower
Cedar Rapids, Iowa 52401
Telephone (319) 786-4411
Commission File Number - 1-4117
IRS Employer Identification Number - 42-0331370

WISCONSIN POWER & LIGHT COMPANY
(a Wisconsin corporation)
4902 N. Biltmore Lane
Madison, Wisconsin 53718
Telephone (608) 458-3311
Commission File Number - 0-337
IRS Employer Identification Number - 39-0714890

(Former name or former address, if changed since last report.)

This combined Form 8-K is separately filed by Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Alliant Energy Corporation, Common Stock, $0.01 Par Value, Trading Symbol LNT, Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Alliant Energy Corporation - Emerging growth company ☐
Interstate Power and Light Company - Emerging growth company ☐
Wisconsin Power and Light Company - Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Alliant Energy Corporation ☐
Interstate Power and Light Company ☐
Wisconsin Power and Light Company ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)On January 13, 2023, Alliant Energy Corporation (“Alliant Energy”) announced the appointment of Lisa M. Barton, 57, as President and Chief Operating Officer of Alliant Energy, effective February 27, 2023. In addition, Interstate Power and Light Company (“IPL”) and Wisconsin Power and Light Company (“WPL”) announced the appointment of Ms. Barton as Chief Executive Officer of each of IPL and WPL, effective February 27, 2023. Mr. Larsen will remain as Chief Executive Officer of Alliant Energy and Chair of the Board of Alliant Energy, IPL and WPL.

Prior to her appointment, Ms. Barton served as Executive Vice President and Chief Operating Officer of American Electric Power Company, Inc. (“AEP”) from January 2021 to November 2022, Executive Vice President — Utilities of AEP from January 2020 to December 2020, and Executive Vice President — Transmission of AEP from 2011 to 2019.

In connection with Ms. Barton’s employment, Ms. Barton will enter into a Key Executive Employment and Severance Agreement with Alliant Energy in substantially the form as that filed as Exhibit 10.2 to Alliant Energy’s Current Report on Form 8-K filed October 28, 2021. Ms. Barton did not enter into an employment agreement but will have an initial annual base salary of $825,000 with a target short-term incentive bonus of 85% of base salary and long-term incentive target percentage for equity awards of 300% of base salary. Ms. Barton will receive transition compensation of $1,700,000, subject to repayment terms in the event she terminates her employment within 36 months following her date of hire. Ms. Barton will also be eligible to participate in the compensation and benefit programs generally available to officers of the companies.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Alliant Energy Corporation, Interstate Power and Light Company and Wisconsin Power and Light Company have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIANT ENERGY CORPORATION

Date: January 13, 2023	By:/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer

INTERSTATE POWER AND LIGHT COMPANY

Date: January 13, 2023	By:/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer

WISCONSIN POWER AND LIGHT COMPANY

Date: January 13, 2023	By:/s/ Robert J. Durian
Robert J. Durian
Executive Vice President and Chief Financial Officer